UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 2, 2020

Primo Water Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34850	82-1161432
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 North Cherry Street

Suite 501

Winston-Salem, NC 27101

(Address of principal executive offices)(Zip Code)

(Registrant’s telephone number, including area code): 336-331-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PRMW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets

As previously reported, on January 13, 2020, Primo Water Corporation (“Primo”) entered into an Agreement and Plan of Merger (the “merger agreement”), as amended on January 28, 2020, with Cott Corporation (“Cott”), Cott Holdings Inc., a wholly-owned subsidiary of Cott (“Holdings”), Fore Merger LLC, a wholly-owned subsidiary of Holdings (“Merger Sub”), and Fore Acquisition Corporation, a wholly-owned subsidiary of Merger Sub (the “Purchaser”), pursuant to which Cott and the Purchaser commenced an exchange offer (the “offer”) to purchase all of the outstanding shares of common stock of Primo, par value $0.001 per share, in exchange for, at the election of the holder, (i) $14.00 in cash, (ii) 1.0229 Cott common shares, no par value per share, plus cash in lieu of any fractional Cott common share, or (iii) $5.04 in cash and 0.6549 Cott common shares, in each case, without interest and less any applicable taxes required to be deducted or withheld in respect thereof and subject to proration as described in the merger agreement ((i), (ii), and (iii) as applicable, the “transaction consideration”).

The offer expired at 5:00 p.m., New York City time, on February 28, 2020 (the “expiration time”). The depositary and exchange agent for the offer advised that, as of the expiration time, a total of 32,716,138 shares of Primo common stock had been validly tendered and not properly withdrawn pursuant to the offer, which tendered shares of Primo common stock represented approximately 81.1% of the outstanding shares of Primo common stock as of the expiration time. Cott and the Purchaser accepted for exchange all such shares of Primo common stock validly tendered and not properly withdrawn pursuant to the offer.

On March 2, 2020, pursuant to the terms and conditions of the merger agreement, Cott completed its acquisition of Primo when (i) the Purchaser merged with and into Primo (the “first merger”), with Primo surviving the first merger as a wholly-owned subsidiary of Merger Sub and (ii) immediately following the first merger, Primo merged with and into Merger Sub (the “second merger” and together with the first merger, the “mergers”), with Merger Sub being the surviving entity as a wholly-owned subsidiary of Cott. Primo and Cott intend, for U.S. federal income tax purposes, for the offer and the mergers, taken together, to constitute a single integrated transaction that qualifies as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986.

The first merger was governed by Section 251(h) of the Delaware General Corporation Law, with no stockholder vote required to consummate the first merger. At the effective time of the first merger, each share of Primo common stock (other than certain dissenting, converted and cancelled shares and shares tendered into the offer and accepted by the Purchaser, but including shares paid to a holder of a vested Primo equity-based award (other than deferred stock unit awards) or Primo warrants immediately prior to the first effective time, as described further in the merger agreement) was converted into the right to receive the transaction consideration.

The foregoing descriptions of the offer, the mergers and the merger agreement in this Item 2.01 do not purport to be complete and are subject to and qualified in their entirety by reference to the full text of the merger agreement, a copy of which was filed as Exhibit 2.1 to Primo’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on January 13, 2020, and amendment thereto, a copy of which filed as Exhibit 2.2 to Cott’s Registration Statement on Form S-4, filed with the SEC on January 28, 2020, each of which is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continuing Listing Rule or Standard; Transfer of Listing

In connection with the consummation of the offer and the mergers, Primo (i) notified the Nasdaq Stock Market LLC (“Nasdaq”) of the consummation of the mergers and (ii) requested that Nasdaq file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister Primo common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Primo common stock ceased trading on Nasdaq following the close of trading on February 28, 2020. Primo also intends to file with the SEC a Form 15 requesting that Primo’s reporting obligations under Section 13 and 15(d) of the Exchange Act be suspended. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03	Material Modification to Rights of Security Holders

At the effective time of the first merger (the “first effective time”), each share of Primo common stock issued and outstanding immediately prior to the first effective time (other than certain dissenting, converted and cancelled shares and shares tendered into the offer and accepted by the Purchaser, but including shares paid to a holder of a vested Primo equity-based award (other than deferred stock unit awards) or Primo warrant immediately prior to the first effective time, as described further in the merger agreement) was converted into the right to receive the transaction consideration (subject to the same proration applicable to the offer as described above), without interest, and net of any Primo shares equal in value to any applicable tax to be deducted or withheld in respect thereof. Accordingly, at the first effective time, Primo’s stockholders immediately before the first effective time ceased to have any rights with respect to Primo as stockholders, other than their right to receive the transaction consideration. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Change in Control of Registrant

At the first effective time, Purchaser merged with and into Primo, with Primo surviving the first merger as a wholly owned subsidiary of Merger Sub. Immediately following the first merger, Primo merged with and into Merger Sub, with Merger Sub being the surviving entity. As a result of the mergers, a change of control of Primo occurred. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the first effective time, in connection with the consummation of the mergers and as contemplated by the merger agreement, each of Billy D. Prim, Susan E. Cates, Emma Battle, Richard A. Brenner, Jack C. Kilgore, Malcolm McQuilkin, Charles Norris and David L. Warnock, being all of the members of the board of directors of Primo as of immediately prior to the first effective time, tendered their respective resignations as members of the board of directors of Primo and from all committees of the board of directors of Primo on which such directors served, effective as of the first effective time. As of the first effective time, Billy D. Prim and David Mills, resigned from their positions as officers of Primo. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the first effective time, in connection with the consummation of the first merger, the Purchaser merged with and into Primo, with Primo surviving the first merger as a wholly-owned subsidiary of Merger Sub (the “first surviving entity”). The certificate of incorporation and bylaws, attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference, became the certificate of incorporation and bylaws of Primo, as the surviving corporation of the first merger, and replaced Primo’s articles of incorporation and bylaws.

Immediately following the first merger, the first surviving entity merged with and into Merger Sub, with Merger Sub surviving the second merger (the “second surviving entity”). In connection with the second merger, the certificate of formation of Merger Sub attached as Exhibit 3.3 and the Limited Liability Company Agreement of Merger Sub, dated as of January 11, 2020, as amended on March 2, 2020, attached as Exhibits 3.4 and 3.5, respectively, to this Current Report on Form 8-K and incorporated herein by reference, became the certificate of formation and limited liability company agreement of the second surviving entity. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 7.01	Regulation FD Disclosure

On March 2, 2020, Cott issued a press release announcing the expiration and results of the offer and the completion of the mergers. A copy of the press release is furnished herewith under the Securities Exchange Act of 1934, as amended, as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of January 13, 2020, by and among Cott Corporation, Cott Holdings Inc., Fore Acquisition Corporation, Fore Merger LLC and Primo Corporation (incorporated by reference to the copy included as Exhibit 2.1 to Primo’s Current Report on Form 8-K, filed on January 13, 2020).

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of January 28, 2020, by and among Cott Corporation, Cott Holdings Inc., Fore Merger LLC, Fore Acquisition Corporation and Primo Water Corporation (incorporated by reference to the copy included as Annex A-2 to Part I of Cott’s Registration Statement on Form S-4, filed on January 28, 2020).

3.1	Second Amended and Restated Certificate of Incorporation of Primo Water Corporation (incorporated by reference to the copy included as Exhibit B to Annex A-1 to Part I of Cott’s Registration Statement on Form S-4, filed on January 28, 2020).

3.2	Amended and Restated Bylaws of Primo Water Corporation (incorporated by reference to the copy included as Exhibit B to Annex A-1 to Part I of Cott’s Registration Statement on Form S-4, filed on January 28, 2020).

3.3	Certificate of Formation of Fore Merger LLC dated January 10, 2020.

3.4	Limited Liability Company Agreement of Fore Merger LLC, dated January 11, 2020.

3.5	Amendment No. 1 to Limited Liability Company Agreement of Fore Merger LLC, dated March 2, 2020

99.1	Press release issued by Cott dated March 2, 2020 (incorporated by reference to the copy included as Exhibit (a)(5)(K) to Amendment No. 2 to Cott’s Schedule TO).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Primo Water Holdings LLC (f/k/a Fore Merger LLC) (as successor by merger to Primo Water Corporation)

Date: March 2, 2020	By:	/s/ Marni Morgan Poe
	Name:	Marni Morgan Poe
	Title:	Chief Legal Officer